SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No. __)

Filed by the Registrant  [ X ]

Filed by party other than the registrant [  ]

Check the appropriate box:

[ X ] Preliminary Proxy Statement                             [  ] Confidential, for use of the Commission only

                                                                                   (as permitted by Rule 14a-6(e)(2)).

[   ] Definitive Proxy Statement

[   ] Definitive additional materials.

[   ] Soliciting material under Rule 14a-12.

SONORAN ENERGY, INC.

(Name of Registrant as Specified in Charter)

Payment of Filing Fee (Check the appropriate box):

[  ] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

          (1) Title of each class of securities to which transaction applies: _____________________________

          (2) Aggregate number of securities to which transaction applies: _____________________________

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): ________________________________

          (4) Proposed maximum aggregate value of transaction: ____________________________________

          (5) Total fee paid: ___________________________________

[ ] Fee paid previously with preliminary materials ______________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid: __________________________

          (2) Form, Schedule or Registration Statement No.: ____________________________

          (3) Filing Party: ____________________________

          (4) Date Filed: __________________________

SONORAN ENERGY, INC.

3100 W. Ray Road, Suite 130

Chandler, AZ  85226

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON December 14, 2005

     NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders of Sonoran Energy, Inc., a Washington corporation (the "Company"), will be held on December 14, 2005 at 10:00 a.m. local time at the Intercontinental Hotel, Amman, Jordan (the "Annual Meeting") for the purpose of considering and voting upon the following matters:

     1.    To elect Khaldoun Awamleh to the Company's Board of Directors as a Class I Director, to serve a term as outlined in the bylaws and until his successors has been elected and qualified, or until his earlier resignation or removal.

     2.    To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

    The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. The Board of Directors is not aware of any other business to be transacted at the Annual Meeting.

     The Board of Directors has fixed the close of business on September 26, 2005 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. Only shareholders of record at the close of business on September 26, 2005 shall be entitled to vote at the Annual Meeting or at any adjournments thereof.

     A copy of the Company's Annual Report to Shareholders (Form 10-KSB) for the year ended April 30, 2005, which contains consolidated financial statements and other information of interest to shareholders, accompanies this Notice and the enclosed Proxy Statement.

     All shareholders are invited to attend the Annual Meeting in person. However, to assure your representation at the Annual Meeting, you are urged to sign and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the Annual Meeting may vote in person even if he or she has returned a proxy.

                                                                              By Order of the Board of Directors

                                                                              _____________________________________

                                                                              PETER ROSENTHAL

                                                                              President and Chief Executive Officer

Chandler, Arizona

November __, 2005

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO PROMPTLY COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING ENVELOPE.

SONORAN ENERGY, INC.

3100 W. Ray Road, Suite 130

Chandler, AZ  85226

PROXY STATEMENT

FOR ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON December 14, 2005

GENERAL

The enclosed Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of SONORAN ENERGY, INC. (the "Company") of proxies for use at the Annual Meeting of Shareholders to be held on December 14, 2005 at 10:00 a.m. local time, and at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders.

The Annual Meeting will be held at the Intercontinental Hotel, Amman, Jordan. The Company's telephone number is (480) 963-8800.

.

The Notice of Meeting, this Proxy Statement, the enclosed Proxy and the Company's Annual Report on Form 10-KSB (without exhibits) for the year ended April 30, 2005 are first being sent or given to shareholders entitled to vote at the Annual Meeting on or about November 14, 2005. The Company will, upon written request of any shareholder, furnish a copy of the Exhibits to its Annual Report on Form 10-KSB for the year ended April 30, 2005, as filed with the Securities and Exchange Commission. Please contact the Company at 3100 W. Ray Road, Suite 130, Chandler, Arizona, 85226, Attention: Secretary.

RECORD DATE

Shareholders of record at the close of business on September 26, 2005 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, September 26, 2005 shares of the Company's Common Stock, no par value (the "Common Stock"), were issued and outstanding. For information regarding security ownership by management and by the beneficial owners of more than 5% of the Company's Common Stock, see "Beneficial Security Ownership of Management and Certain Beneficial Owners."

REVOCABILITY OF PROXIES

A shareholder may revoke any proxy at any time before its exercise by delivery of a written revocation to the President of the Company or a duly executed proxy bearing a later date. Attendance at the Annual Meeting will not itself be deemed to revoke a proxy unless the shareholder gives affirmative notice at the Meeting that the shareholder intends to revoke the proxy and vote in person.

VOTING AND SOLICITATION

All proxies will be voted in accordance with the instructions of the shareholder. If no choice is specified, the shares will be voted FOR the election of Directors as listed in this proxy statement. Each shareholder is entitled to one vote for each share of Common Stock held by him or her on all matters presented at the Annual Meeting. There are no shares of Preferred Stock outstanding. Shareholders do not have the right to cumulate their votes in the election of Directors.

The cost of soliciting proxies will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may also be solicited by certain of the Company's Directors, officers and regular employees, without additional compensation, personally or by telephone, telegram, letter or facsimile.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

At the Annual Meeting, the presence, in person or by proxy, of shareholders owning a majority of the shares of Common Stock issued and outstanding on the Record Date shall constitute a quorum for the transaction of business at the Annual Meeting. Shares of Common Stock present in person or represented by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for shareholder approval) will be counted for purposes of determining whether a quorum exists at the Annual Meeting.

If a quorum is present, the affirmative vote of the holders of a majority of the votes cast by the shareholders entitled to vote at the Annual Meeting is required to approve any proposal submitted at the Annual Meeting, including the election of Directors. Although the Company will include abstentions and broker non-votes as present or represented for purposes of establishing a quorum for the transaction of business, the Company intends to exclude abstentions and broker non-votes from the tabulation of voting results on the election of Directors, the adoption of the Stock Option Plan, the appointment of auditors, or on any other issues requiring approval of a majority of the votes cast.

BENEFICIAL SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth the beneficial ownership of Common Stock of the Company as of the Record Date for the following: (i) each person or entity who is known to the Company to beneficially own more than 5% of the outstanding shares of the Company's Common Stock; (ii) each of the Company's Directors (and nominees for election as Directors); (iii) the Company's Chief Executive Officer and each of the officers ("Named Officers") named in the Summary Compensation Table herein; and (iv) all Directors and executive officers of the Company as a group.

The number and percentage of shares beneficially owned is determined under rules of the Securities and Exchange Commission ("SEC"), and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or dispositive power and also any shares that the individual has the right to acquire within sixty days of the Record Date through the exercise of any stock option or other right. Unless otherwise indicated in the footnotes, each person has sole voting and dispositive power (or shares such power) with respect to the shares shown as beneficially owned.

TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS(2)
Common Stock	Rasheed Rafidi	400,000	1.58%
Common Stock	Ala Amine Nuesibeh	400,000	1.58%
Common Stock	David Mackertich	350,000	1.38%
Common Stock	Bill McFie	350,000	1.38%
Common Stock	Russ Costin	188,849	0.75%
Common Stock	Christopher Pitman	50,000	0.20%
Common Stock	Mehdi Varzi	50,000	0.20%
Common Stock	Charles Waterman	50,000	0.20%
Common Stock	Peter Rosenthal	1,050,000	4.14%
Common Stock	Khaldoun Awamleh	450,000	1.78%
Common Stock	Current Directors and Officers as a Group	2,489,249	9.83%

PROPOSAL NO. 1

ELECTION OF DIRECTORS

DIRECTORS AND NOMINEES FOR DIRECTOR

The Company's Bylaws currently provide for a Board of Directors of not less than three (3) nor more than nine (9) members. The Company's Board currently has seven (7) members. The Company's management recommends the election of Khaldoun Awamleh to continue in his capacity as a director. Mr. Awamleh has indicated his willingness to serve if elected. At the Annual Meeting, shares represented by the accompanying Proxy will be voted for the election of Mr. Awamleh by the Company's management unless the Proxy is marked in such a manner as to withhold authority to so vote. If Mr. Awamleh, for any reason, is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder may determine. The Company is not aware of any reason that Mr. Awamleh will be unable to, or for good cause will not, serve as a Director.

The term of office of Mr. Awamleh will continue for the applicable term of such Director's class, or until his successor has been duly elected and qualified.

The following table indicates the name of each nominee/director, the Director's class, and certain information regarding each nominee, including their age, principal occupation or employment, and the year in which each nominee first became a Director of the Company, if such person has previously served on the Company's Board of Directors.

Name	Age	Current Position/Office	Class	Position Held Since
Khaldoun Awamleh	47	Director		2005

KHALDOUN AWAMLEH, DIRECTOR

From 1992 to 2001, Mr. Awamleh was owner and General Manager of Arab Infotech Center, a computer hardware and software company.  From 2001 to 2002, Mr. Awamleh served as Chairman of Jordan Aviation, a charter airplane company.  Mr. Awamleh currently serves on the board of directors of five companies, including Sonoran Energy, Inc.  Mr. Awamleh began serving as a director and partner of Axiolog, an e-logisitic company, in 1999.  In 2004, Mr. Awamleh began serving as a director of Allied Soft, a software company, and Cyber City, a qualified industrial zone.  Mr. Awamleh also serves as Chief Executive Officer of Cyber City.  Also in 2004, Mr. Awamleh began serving as a director for Dibah Construction Company.  Mr. Awamleh also owns Al Jawarah Hotal Suites in the United Arab Emirates and is a Partner in the Arab American University in Jenin - West Bank.

BOARD AND COMMITTEE MEETINGS

During the Company's fiscal year ending April 30, 2005, the Board of Directors held a total of 2 meetings and approved 32 Actions by Written Consent. During that time, no incumbent Director attended fewer than 50% of the aggregate of the total number of meetings of the Board of Directors (held during the period for which he has been a Director). No meetings have been held during the time which Mr. Awamleh has been a director.

Management is committed to finding additional appropriate knowledgeable independent Board members to assist in the growth of the Company and sit on various board committees. The functions of the Audit and Compensation Committee are: (i) to recommend the engagement of the Company's independent auditors and review with them the plan, scope and results of their audit for each year; (ii) to consider and review other matters relating to the financial and accounting affairs of the Company; and (iii) to review and recommend to the Board of Directors all compensation packages, including the number and terms of stock options, offered to officers and executive employees of the Company. The entire Board of Directors of Sonoran Energy, Inc. serves as the Company's Audit Committee.  As of April 30, 2004, our Board of Directors has  designated two audit committee financial experts as that term is defined in Item 401(e)(2) of Regulation S-B.  Rasheed Rafidi serves as the audit committee financial experts for the Company.  Rafidi is not an independent director.  The Compensation Committee consists of Peter Rosenthal, Rasheed Rafidi, and Christopher Pitman, none of whom are independent directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF KHALDOUN AWAMLEH.

COMPENSATION OF DIRECTORS

Members of the Board of Directors were granted 250,000 options each at a strike price of $0.42 per share as compensation for their services in Fiscal 2005.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and persons beneficially owning more than 10% of the Company's common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. The Company has undertaken an extensive review of the Section 16(a) reports filed on behalf of each person subject to Section 16(a) prior to April 30, 2004, to determine whether all of their reportable transactions in the Company's common stock were timely reported and to ensure proper reporting of all of their beneficial holdings. The review revealed that there were a number of holdings and transactions that were not timely reported and the Company has undertaken to assist the subject persons to file the necessary forms. The Company has also developed new procedures to ensure improved compliance with Section 16(a) on an on-going basis.

EXECUTIVE OFFICER COMPENSATION

SUMMARY COMPENSATION TABLE

The following table sets forth the aggregate annual remuneration of Sonoran's Chief Executive Officer and the other executive officers whose annual salary and bonus exceeded $100,000 in the fiscal year ended April 30, 2005 (collectively, the "named executive officers"), and for the fiscal years ended April 30, 2004 and April 30, 2003, the Company's most recent and only meaningful fiscal years. All amounts are in U.S. dollars unless otherwise noted.

		Annual Compensation			Long Term Compensation
Name and Principal Position	Fiscal Year	Salary	Bonus	Other	Restricted Stock	Options	All Other Compensation

Peter Rosenthal	2005	$350,000(1)	0	$180,000	1,050,000	1,500,000	0
Director/CEO/President	2004	n/a	n/a	n/a	n/a	n/a	n/a
	2003	n/a	n/a	n/a	n/a	n/a	n/a

Paul Bristol	2004	$46,849(1)	$600,000	0	0	0	0
Former CEO	2003	n/a	n/a	n/a	n/a	n/a	n/a
	2002	n/a	n/a	n/a	n/a	n/a	n/a

Rasheed M. Rafidi	2005	$208,334(1)	0	45,000	400,000	1,500,000	0
CFO	2004	n/a	n/a	n/a	n/a	n/a	n/a
	2003	n/a	n/a	n/a	n/a	n/a	n/a

Ala Amine Nuseibeh	2005	$208,334(1)	0	45,000	400,000	1,500,000	0
Vice-President	2004	n/a	n/a	n/a	n/a	n/a	n/a
	2003	n/a	n/a	n/a	n/a	n/a	n/a

David Mackertich	2005	$188,501(1)	0	0	350,000	1,000,000	0
Vice-President	2004	n/a	n/a	n/a	n/a	n/a	n/a
	2003	n/a	n/a	n/a	n/a	n/a	n/a

Bill McFie	2005	$250,000	0	0	350,000	1,000,000	0
Vice-President	2004	n/a	n/a	n/a	n/a	n/a	n/a
	2003	n/a	n/a	n/a	n/a	n/a	n/a

John Punzo	2005	0	0	n/a	0	0	0
Former CEO	2004	$120,000(1)	0	180,000(1)(2)	2,500	1,500,000	0
	2003	$82,488(1)	0	0	0	0	0

    *    Mr. Awamleh was appointed to the Board of Directors on August 2, 2005.

OPTION GRANTS IN FISCAL YEAR 2005

	Individual Grants
Name	Number of Securities Underlying Options Granted	Percent of Total Options Granted to Employees in Fiscal Year 2005	Exercise Price Per Share	Expiration Date
Peter Rosenthal	250,000	2.9%	0.80	Variable: 2 years
	1,250,000	14.71%	0.42	Variable: 2 years
David Makertich	250,000	2.9%	0.80	Variable: 2 years
	1,000,000	11.76%	0.42	Variable: 2 years
Bill McFie	250,000	2.9%	0.80	Variable: 2 years
	1,000,000	11.76%	0.42	Variable: 2 years
Rasheed Rafidi	250,000	2.9%	0.80	Variable: 2 years
	1,250,000	14.71%	0.42	Variable: 2 years
Ala Nuseibeh	250,000	2.9%	0.80	Variable: 2 years
	1,250,000	14.71%	0.42	Variable: 2 years

             The following table provides the specified information concerning unexercised options held as of April 30, 2005, by the persons named in the Summary

          Compensation Table:

			Number of Securities Underlying Options at 4/30/04		Value of Unexercised in the Money Options at 4/30/04 (1)
Name	Shares Acquired on Exercise	Value Realized (2)	Exercisable	Unexercisable	Exercisable	Unexercisable
Peter Rosenthal	n/a
Rasheed Rafidi	n/a
Charles Waterman	n/a
Christopher Pitman	n/a
Mehdi Varzi	n/a
Khaldoun Awamleh	n/a
Ala Nuseibeh	n/a

T

        (1)    The Value is calculated by determining the difference between the fair market value of the securities underlying the options at April 30, 2005, which is based on the closing selling price of the common stock of the Company on April 30, 2005.  None of the officers or directors currently standing for election had any effective or vested options at April 30, 2005.

(2)    Value realized is calculated by subtracting the aggregate exercise price of the options exercised from the aggregate market value of the shares  of common stock acquired on the date of exercise.

        EMPLOYMENT AGREEMENTS

    The company has not formalized its employment agreements with its executive officers, however the salaries shown above are the negotiated agreements with each of the respective officers, and, as of September 30, 2005, no changes in those salaries are anticipated.

CERTAIN TRANSACTIONS

During the year ended April 30, 2005, the Company incurred operational and administrative expenses to a company managed by its then president and CEO, totaling $113,332.  The amount was unpaid as of April 30, 2004 and is included in the accompanying consolidated financial statements as "indebtedness to related party".

During the last quarter of the year ended April 30, 2005, the Company incurred $110,384 in joint interest billings to BPR Energy, Inc. as a result of operations of the leases in Louisiana (see Note 3).  The fees remained unpaid as of April 30, 2005 and are included in the accompanying consolidated financial statements as "indebtedness to related party".

During the year ended April 30, 2004, the Company performed a cashless exercise of 2,550,000 stock options held by its then president and CEO.  The exercises resulted in the issuance of 2,389,577 shares of the Company's common stock.  Stock-based compensation related to the transaction totaled $650,779 based on the exercise price of the related options and the Company also performed a cashless exercise of 350,000 stock options held by a relative of the Company's then president and CEO.  The exercise resulted in the issuance of 318,278 shares of the Company's common stock.  Stock-based compensation related to the transaction totaled $95,483 based on the exercise price of the related options.

During the year ended April 30, 2004, the Company issued 179,844 shares of its common stock to officers and employees as payment for accrued liabilities totaling $44,961.

During the year ended April 30, 2004, the Company issued 1,000,000 shares of its common stock to its former president as payment for a $200,000 promissory note.  Because the transaction occurred between related parties, the stock was valued based on contemporaneous sales to unrelated third parties.

During the year ended April 30, 2003, the Company issued 426,200 shares of its common stock to an officer as payment for $106,550 of accrued compensation.  The market price of the common stock was $.25 on the date of issuance.

During the year ended April 30, 2003, the Company issued 200,000 shares of its common stock to an officer as payment for $30,000 of salaries.  The market price of the common stock was $.15 on the date of issuance.

SHAREHOLDER PROPOSALS

Shareholder proposals intended to be eligible for inclusion in the Company's Proxy Statement and proxy card relating to the 2005 Annual Meeting of shareholders of the Company must be submitted to the Company in accord with Rule 14a-8 under the Securities and Exchange Act of 1934 not later than the close of business on November 30, 2005, together with written notice of the shareholder's intention to present a proposal for action at the 2005 Annual Meeting of shareholders. The notice must be personally delivered to the Company or sent by first class certified mail, return receipt requested, postage prepaid, and must include the name and address of the shareholder, the number of voting securities held by the shareholder of record, a statement that the shareholder holds such shares beneficially and the text of the proposal to be presented for vote at the meeting, and a statement in support of the proposal.

A shareholder proposal is a shareholder's recommendation or requirement that the Company and/or its Board of Directors take action, which the shareholder intends to present at the 2005 Annual Meeting of the Company's shareholders. The proposal should state as clearly as possible the course of action that the shareholder believes the Company should follow and should be accompanied by a supporting statement. The proposal, including the accompanying supporting statement, may not exceed 500 words. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

OTHER MATTERS

The Board of Directors knows of no other matters to be submitted to the Annual meeting. If any other matters properly come before the Annual Meeting, it is the intention of the person(s) named in the enclosed Proxy card to vote shares they represent as the Company may recommend or in accordance with their best judgment, pursuant to the discretionary authority granted by the Proxy.

It is important that your shares be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the accompanying proxy card in the envelope that has been enclosed.

                                                               By Order of the Board of Directors

                                                               _____________________________

                                                               PETER ROSENTHAL

                                                               President and Chief Executive Officer

Chandler, Arizona

November __, 2005

PROXY

SONORAN ENERGY, INC.

3100 W. Ray Road, Suite 130

Chandler, AZ  85226

PROXY FOR 2005 ANNUAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of SONORAN ENERGY, INC., a Washington corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated November __, 2005, and revoking all prior proxies, hereby appoints RASHEED RAFIDI or PETER OSTENFELD-ROSENTHAL, and each of them, as proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned to represent the undersigned at the 2005 Annual Meeting of Shareholders of SONORAN ENERGY, INC., to be held on December 14, 2005, at 10:00 a.m. local time, at the Intercontinental Hotel, Amman, Jordan and at any adjournment or adjournments thereof, and to vote and act upon the following matters proposed by the Company in respect of all shares of stock of the Company which the undersigned may be entitled to vote or act upon with all the powers the undersigned would possess if personally present.

A majority of such attorneys or substitutes as shall be present and shall act at said Annual Meeting or any adjournment or adjournments thereof (or if only one shall represent and act, then that one) shall have and may exercise all of the powers of said attorneys-in-fact hereunder.

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF KHALDOUN AWAMLEH AS A CLASS __ DIRECTOR AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

[x] Please mark your votes as in this example.

1. To elect the following nominees for Director (except as marked below):

         NOMINEES: Khaldoun Awamleh

          [ ] For Mr. Awamleh   [ ] Withhold

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO OTHER INDICATION IS MADE, THE PROXIES SHALL VOTE "FOR" EACH OF THE DIRECTOR NOMINEES AND "FOR" PROPOSAL 1.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT IN THE ACCOMPANYING ENVELOPE.

A VOTE "FOR"  PROPOSALS 1 AND THE ELECTION OF MR. AWAMLEH IS RECOMMENDED BY THE BOARD OF DIRECTORS.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT THEREOF.

MARK HERE FOR ADDRESS CHANGE AND NOTE CHANGE BELOW [ ]

MARK HERE IF YOU PLAN TO ATTEND THE MEETING [ ]

Please sign exactly as your name appears hereon. When shares are held by joint tenants, both owners should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer, giving full title. If a partnership, please sign in partnership name by authorized person, giving full title.

PRINT NAME(S) EXACTLY AS SHOWN ON STOCK CERTIFICATE:____________________________

SIGNATURE:_____________________________________ DATE:_________________________

SIGNATURE:_____________________________________ DATE:__________________________